UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  August 4, 2009

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-8841	FPL GROUP, INC.	59-2449419

700 Universe Boulevard

Juno Beach, Florida 33408

(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On August 3, 2009, FPL Group, Inc. (FPL Group) filed a Registration Statement on Form S-3 (No. 333-160987) with the Securities and Exchange Commission (the Registration Statement) to replace a registration statement that was to expire in September 2009.  As previously reported, on January 27, 2009, FPL Group entered into a Distribution Agency Agreement (the Agreement) with Credit Suisse Securities (USA) LLC, pursuant to which FPL Group may offer and sell, from time to time, common stock, par value $.01 per share, having an aggregate offering price of up to $400,000,000.  Beginning August 4, 2009, the shares of common stock offered under the Agreement and not yet sold, with an aggregate offering price of up to $334,719,000, will be offered and sold pursuant to the Registration Statement.

This Current Report on Form 8-K is being filed to incorporate by reference in the Registration Statement the exhibits listed under Item 9.01 below.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

The following exhibits are being filed pursuant to Item 8.01 herein and incorporated by reference in the Registration Statement.

(d)           Exhibits

Exhibit Number	Description
5	Opinion of Hogan & Hartson LLP regarding the legality of the shares offered

23	Consent of Hogan & Hartson LLP (included in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.

Date:  August 4, 2009

/s/ K. Michael Davis
K. Michael Davis
Controller and Chief Accounting Officer
(Principal Accounting Officer)